EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated December 31, 2014,
To Current Prospectus

Effective January 1, 2015, the Ivy Funds VIP International Growth underlying fund (the “Fund”) is changing its name to Ivy Funds VIP Global Growth. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current Prospectus(es) are hereby changed to reflect the new name effective January 1, 2015.

Please Retain This Supplement For Future Reference